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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)               August 11, 1997
                                                             -------------------


                               Prime Retail, Inc.
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             (Exact name of registrant as specified in its charter)


            Maryland                      0-23616                52-1836258
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 (State of other jurisdiction of     (Commission File           (IRS Employer
         incorporation)                   Number)            Identification No.)


100 East Pratt Street
Nineteenth Floor, Baltimore, Maryland                               21202
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(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code            (410) 234-0782
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                                    No Change
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          (Former name or former address, if changed since last report)

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                               PRIME RETAIL, INC.



ITEM 5:  Other Events

         Reference is made to the Press Release dated August 11, 1997 attached hereto as Exhibit 10.1 and incorporated by reference herein.


ITEM 7:  Financial Statements and Exhibits

         A.   Financial Statements:         None

         B.   Exhibits:

         Description                                                    Exhibit
         -----------                                                    -------

         Press Release dated August 11, 1997 announcing Prime             10.1
         Retail's arrangement of $60.0 million private preferred equity investment


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                               PRIME RETAIL, INC.
                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         PRIME RETAIL, INC.
                                             (Registrant)

Dated:  August 11, 1997


                                         By:     /s/ Robert P. Mulreaney
                                                 -----------------------
                                         Name:   Robert P. Mulreaney
                                         Title:  Executive Vice President,
                                                 Chief Financial Officer
                                                 and Treasurer


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                                  EXHIBIT INDEX
                                  -------------




                                                                       Exhibit
                                                                       -------

    Press Release dated August 11, 1997 announcing Prime                 10.1
    Retail's arrangement of $60.0 million private preferred equity investment